UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2017

Trecora Resources
(Exact name of registrant as specified in its charter)

Delaware (State or jurisdiction of incorporation or organization)	1-33926 (Commission File Number)	75-1256622 (I.R.S. Employer Identification No.)

1650 Hwy 6 South, Suite 190
Sugar Land, Texas 77478
 (Address of principal executive offices)

(409) 385-8300
(Registrant's telephone number, including area code)

 (Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                                                                                                                                                                               Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07   Submission of Matters to a Vote of Security Holders.
(a)
Trecora Resources (the "Company") held its Annual Meeting of Stockholders on June 15, 2017, at which the items set forth in response to Item 5.07(b) were submitted to a vote of security holders. For more information on the following proposals, see the Company's 2017 Proxy Statement, the relevant portions of which are incorporated herein by reference.  Below are the final voting results.
(b)
The shareholders elected/re-elected each of the Board's three director nominees for terms as set forth below:
Nominees	Term	For	% For	Withheld	Non-Votes
Nicholas N. Carter	3 years	15,121,522	96.66	523,011	2,003,644
Joseph P. Palm	3 years	14,605,850	93.36	1,038,683	2,003,644
Pamela R. Butcher	1 year	15,331,251	98.00	313,282	2,003,644

The shareholders voted as set forth below on six management proposals:

Ratification of BKM Sowan Horan, LLP as Independent Auditors for 2017:

Votes For:	17,416,286	98.69%
Votes Against:	69,410	0.39%
Abstentions:	162,481	0.92%
Non-Votes:

Advisory Vote on Executive Compensation:

Votes For:	14,896,035	95.22%
Votes Against:	680,993	4.35%
Abstentions:	67,505	0.43%
Non-Votes:	2,003,644

Advisory Vote on Frequency of Vote on Executive Compensation:

One Year:	13,554,674	86.64%
Two Years:	42,213	0.27%
Three Years:	1,953,687	12.49%
Abstentions:	93,649	0.60%
Non-Votes:	2,003,644

In accordance with the voting results for this item, the Company's Board of Directors determined that an advisory vote on executive compensation will be conducted every year until the next stockholder advisory vote on the frequency of the advisory vote on executive compensation.

Approval and Ratification of First Amendment to Company's Stock and Incentive Plan:

Votes For:	14,759,615	94.34%
Votes Against:	835,298	5.34%
Abstentions:	49,620	0.32%
Non-Votes:	2,003,644

Approval and Ratification of Certain Awards Granted Pursuant to the Company's Stock and Incentive Plan:

Votes For:	14,739,837	94.22%
Votes Against:	855,579	5.47%
Abstentions:	49,117	0.31%
Non-Votes:	2,003,644

Adoption of Resolutions that Have Been Adopted by the Board of Directors to Ratify Each Possible "Defective Corporate Act":

Votes For:	15,450,584	98.76%
Votes Against:	133,000	0.85%
Abstentions:	60,949	0.39%
Non-Votes:	2,003,644

The Company's website (www.trecora.com) contains a significant amount of information about the Company including financial and other information for investors. The Company encourages investors to visit its website from time to time, as information is updated and new information is added. The information contained on our website does not constitute part of this Current Report on Form 8-K.

SIGNATURE
 Pursuant to the requirements of the Securities Exchange Act of 1934, this Report has been signed below by the following person on behalf of the Company in the capacities indicated on June 16, 2017.

TRECORA RESOURCES
Signature	Title
/s/ Connie Cook Connie Cook	Vice President of Accounting and Compliance (principal accounting officer)